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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                             ----------------------
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  April 5, 2000

                               NMT Medical, Inc.
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               (Exact name of registrant as specified in charter)

   Delaware                            000-21001               95-4090463
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(State or other juris-               (Commission              (IRS Employer
diction of incorporation)            File Number)            Identification No.)

27 Wormwood Street, Boston, Massachusetts                       02210
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (617) 737-0930

                                      N/A
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         (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

     On April 5, 2000, NMT Medical, Inc., a Delaware corporation (the "Company"), completed the sale of the Selector(R) Ultrasonic Aspirator ("Selector"), Ruggles(TM) Surgical Instruments ("Ruggles") and cryosurgery ("Cryosurgery") product lines, including certain assets and liabilities, to Integra LifeSciences Holdings Corporation, a Delaware corporation ("Integra"), for an aggregate purchase price of approximately $12 million in cash, pursuant to a Purchase Agreement and an Asset Purchase Agreement, each dated as of March 20, 2000 (together, the "Agreements"), by and among the Company, certain wholly owned subsidiaries of the Company and certain wholly owned subsidiaries of Integra as named therein (the "Sale"). In connection with the Agreements, the Company entered into a Transition Services Agreement, dated as of April 5, 2000, along with certain of its wholly owned subsidiaries and certain wholly owned subsidiaries of Integra as named therein. Prior to the execution of the Agreements, neither the Company nor any of its affiliates, nor any director or officer of the Company or any associate of any such director or officer, had any material relationship with Integra.

     The Company issued a press release announcing the closing of the Sale on April 5, 2000. The full text of the Company's press release is filed as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(b)  Pro Forma Financial Information:  The Company reflected the Sale in its
     --------------------------------
audited consolidated financial statements as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 which were filed as Appendix A to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999. These consolidated financial statements are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(c)  Exhibits:
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Exhibit No.    Description
-----------    -----------

  2.1* Purchase Agreement, dated as of March 20, 2000, by and among NMT Medical, Inc., NMT NeuroSciences (US), Inc., NMT Neurosciences Holdings (UK) Ltd., NMT Neurosciences (UK) Ltd., Spembly Medical Ltd., Spembly Cryosurgery Ltd., Swedemed AB, Integra Neurosciences Holdings (UK) Ltd. and Integra Selector Corporation.

  2.2* Asset Purchase Agreement, dated as of March 20, 2000, by and among NMT Medical, Inc., NMT NeuroSciences (US), Inc. and Integra Selector Corporation.

  99.1 Press Release, dated April 5, 2000, announcing the closing of the sale of the Selector(R) Ultrasonic Aspirator, Ruggles(TM) Surgical Instruments and cryosurgery product lines by the Company to Integra LifeSciences Holding Corporation.

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  99.2+        Audited consolidated financial statements of NMT Medical, Inc. as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 reflecting the sale of Selector(R) Ultrasonic Aspirator, Ruggles(TM) Surgical
               Instruments and cryosurgery product lines.

__________

* Incorporated by reference to Exhibits to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

+ Incorporated by reference to Appendix A of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2000          NMT Medical, Inc.
                              -----------------
                              (Registrant)

                              By: /s/ William J. Knight
                                 ----------------------------------------------
                              Name:   William J. Knight
                              Title:  Vice President-Finance and Administration,
                                      Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit No.    Description
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  2.1*         Purchase Agreement, dated as of March 20, 2000, by and among NMT
               Medical, Inc., NMT NeuroSciences (US), Inc., NMT Neurosciences
               Holdings (UK) Ltd., NMT Neurosciences (UK) Ltd., Spembly Medical
               Ltd., Spembly Cryosurgery Ltd., Swedemed AB, Integra
               Neurosciences Holdings (UK) Ltd. and Integra Selector
               Corporation.

  2.2* Asset Purchase Agreement, dated as of March 20, 2000, by and among NMT Medical, Inc., NMT NeuroSciences (US), Inc. and Integra Selector Corporation.

  99.1 Press Release, dated April 5, 2000, announcing the closing of the sale of the Selector(R) Ultrasonic Aspirator, Ruggles(TM) Surgical Instruments and cryosurgery product lines by the Company to Integra LifeSciences Holding Corporation.

  99.2+ Audited consolidated financial statements of NMT Medical, Inc. as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 reflecting the sale of Selector(R) Ultrasonic Aspirator, Ruggles(TM) Surgical Instruments and cryosurgery product lines.

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*  Incorporated by reference to Exhibits to the Company's Annual Report on Form
   10-K for the fiscal year ended December 31, 1999.
+ Incorporated by reference to Appendix A of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999.